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                             VANGUARD HORIZON FUNDS
                            CAPITAL OPPORTUNITY FUND

              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 26, 1999


INITIAL INVESTMENT
The Capital Opportunity Fund has raised its minimum initial investment amount to $25,000, effective as of the close of business on September 20, 1999. The $25,000 minimum applies to all new accounts, including IRAs and custodial accounts for minors.






























(C) 1999 The Vanguard Group, Inc. All rights reserved.          PS69N-09/21/1999
Vanguard Marketing Corporation, Distributor.